                                                                   EXHIBIT 10.31


                        EMPLOYMENT AGREEMENT AMENDMENT

This Employment Agreement Amendment ("Amendment") is entered into as of this 20th day of January, 2000 by and between SEALY CORPORATION, a Delaware corporation (the "Company"), and Larry J. Rogers (the "Employee").

WHEREAS, the Company and Employee have previously entered into an Employment Agreement (the "Agreement") dated August 1, 1997;

WHEREAS, since the date of the Agreement, the Employee has moved from Canada to the United States and is now paid in U.S. Dollars;

WHEREAS, both the Company and the Employee now desire to amend the Agreement as set forth below;

NOW, THEREFORE, the Company and the Employee hereby agree as follows:

        Subsection 3 (a) of the Agreement is hereby is amended by deleting the words "at the rate of Two Hundred Forty Thousand Five Hundred Canadian Dollars (CDN $249,500.00)" and inserting in their place the following words "of at least Two Hundred Thousand U.S. Dollars (US $200,000.00)".

IN WITNESS WHEREOF, the Company and the Employee have executed this Agreement as of the day and year first written above.



SEALY CORPORATION                             EMPLOYEE


By
  --------------------------                  ------------------------------
                                              Larry J. Rogers

Name
    ------------------------

Title
     -----------------------